Exhibit 10.2







                         OIL-DRI CORPORATION OF AMERICA



                                 THIRD AMENDMENT



                          Dated as of January 27, 2006

                                       To

                             Note Purchase Agreement
                           Dated as of April 15, 1998



                       Re: $25,000,000 6.55% Senior Notes
                               due April 15, 2013

                   Third Amendment to Note Purchase Agreement

     This Third Amendment dated as of January 27, 2006 (this "Third Amendment") to the Note Purchase Agreement dated as of April 15, 1998 is among Oil-Dri Corporation of America, a Delaware corporation (the "Company"), and each of the institutions which is a signatory to this Third Amendment (collectively, the "Noteholders").

RECITALS:

     A. The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement as of April 15, 1998 (the "Note Purchase Agreement") and further have entered into a First Amendment to Note Purchase Agreement dated as of January 15, 2001 (the "First Amendment"), and a Second Amendment to Note Purchase Agreement dated as of July 15, 2002 (the "Second Amendment"). The Company has heretofore issued the $25,000,000 6.55% Senior Notes due April 15, 2013 (the "Notes") pursuant to the Note Purchase Agreement. The Noteholders are the holders of 100% of the outstanding principal amount of the Notes.

     B. The Company and the Noteholders now desire to amend the Note Purchase Agreement (as amended by the First Amendment and the Second Amendment) in the respects, but only in the respects, hereinafter set forth.

     C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless defined herein or the context shall otherwise require.

     D. All requirements of law have been fully complied with and all other acts necessary to made this Third Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

     Now, THEREFORE,  the Company and the Noteholders,  in consideration of good
and  valuable  consideration,   the  receipt  sufficiency  of  which  is  hereby
acknowledged, do hereby agree as follows:

SECTION 1. AMENDMENTS. The Note Purchase Agreement is amended as follows:

     1.1. New Section 9.7 is added as follows:

          Section 9.7. Subsidiary Guaranties. The Company will at all times cause each Guarantor Subsidiary to be a party to a Guaranty Agreement.

     1.2. In Section 11(j), the period at the end of such section is deleted and "; or" substituted in its place, and the following new Section 11(k) is added:

          (k) (i) the obligations of any Guarantor Subsidiary contained in any Guaranty Agreement shall cease to be in full force and effect or shall be declared by a court or governmental authority of competent jurisdiction to be void, voidable or unenforceable against any such Guarantor Subsidiary;
     (ii) the Company or any Guarantor Subsidiary shall contest the validity or enforceability of any Guaranty Agreement against any such Guarantor Subsidiary, or (iii) the Company or any Guarantor Subsidiary shall deny that such Guarantor Subsidiary has any further liability or obligation under any Guaranty

     Agreement unless in each case the Guaranty Agreement is replaced by an equivalent new Guaranty Agreement lacking the defect at issue.

     1.3. In Schedule B, a new definition of "Guaranty Agreement" is added as follows:

          "Guaranty Agreement" means, a Guaranty Agreement made by each Guarantor Subsidiary in favor of the holders of the Notes in the form of Exhibit A attached hereto. (as the same may be amended, modified or supplemented from time to time).

     1.4. In Schedule B, a new definition of "Guarantor Subsidiary" is added as follows:

          "Guarantor Subsidiary" means each Subsidiary that is party to a Guaranty of any Debt of the Company (other than the Notes).

     1.5. In Schedule B, the definition of "Priority Debt" is hereby deleted in its entirety an the following is hereby substituted therefor:

          "Priority Debt" means, without duplication, the sum of (a) all Debt of the Company secured by any Lien permitted under Section 10.5(k), and (b) all Debt of Restricted Subsidiaries (except (i) Debt held by the Company or a Wholly-Owned Restricted Subsidiary or (ii) any Guaranty by any Subsidiary of any Debt of the Company so long as such Subsidiary is party to a Guaranty Agreement).

SECTION 2. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants as follows:

     2.1. The execution, delivery and performance of this Third Amendment have been duly authorized by all requisite action and this Third Amendment has been duly executed and delivered by authorized officers of the Company and is the valid obligation of the Company, legally binding upon and enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     2.2. The execution and delivery of this Third Amendment by the Company, and of the Guaranty Agreement by each Guarantor Subsidiary and the fulfillment of or the compliance with the terms and provisions hereof and thereof will not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to, the certificate of incorporation or articles of organization (as the case may be), the by-laws or limited liability company agreement (as the case may be) of the Company or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders or holders of membership interests (as the case may be) of the Company or any such Subsidiary or Persons with director or indirect ownership interests in stockholders or holders of membership interests (as the case may be) of the Company), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject.

     2.3. After giving effect to this Third Amendment, no Default or Event of Default exists.

SECTION 3. MISCELLANEOUS

     3.1. This Third Amendment shall be construed in connection with and as part of the Note Purchase Agreement and except as modified and expressly amended by this Third Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement, the First Amendment thereto, the Second Amendment thereto, and the Notes are hereby ratified and shall be and remain in full force and effect.

     3.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Third Amendment may refer to the Note Purchase Agreement without making specific reference to this Third Amendment but nevertheless all such references shall include this Third Amendment unless the context otherwise requires.

     3.3. The descriptive headings of the various sections or parts of this Third Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

     3.4. This Third Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

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


     3.5. The execution hereof by the parties hereto shall constitute a contract among such parties for the uses and purposes hereinabove set forth, and this Third Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                                      OIL-DRI CORPORATION OF AMERICA



                                      By:  /s/ Jeffrey M. Libert
                                         -----------------------------
                                         Jeffrey M. Libert, Vice President,
                                         Finance & Treasurer

      Accepted and Agreed to:

                                      TEACHERS INSURANCE AND ANNUITY ASSOCIATION
                                      OF AMERICA



                                      By:  /s/ Estelle D. Simsolo
                                         -----------------------------
                                         Estelle D. Simsolo
                                         Director, Private Placements


                                      PRUDENTIAL RETIREMENT INSURANCE
                                        AND ANNUITY COMPANY

                                      By:Prudential Investment Management, Inc.,
                                         as investment manager


                                         By:  /s/ Anthony Colette
                                            ------------------------------
                                            Anthony Coletta
                                            Vice President

                                            EXHIBIT A TO NOTE PURCHASE AGREEMENT


                          [FORM OF GUARANTY AGREEMENT]

                               GUARANTY AGREEMENT


     This AGREEMENT (the "Guaranty"),  dated as of [                 ],  is made
                                                    -----------------
by each of the parties signatory hereto as a "Guarantor" (each, a "Guarantor") in favor of the holders of the Notes (as defined below) from time to time (the "Noteholders").

                                   WITNESSETH:

     WHEREAS, Oil-Dri Corporation of America, a Delaware corporation (the "Company"), and each of the Noteholders have heretofore entered into the Note Purchase Agreement as of April 15, 1998, as amended by the First Amendment to Note Purchase Agreement dated as of January 15, 2001 (the "First Amendment"), the Second Amendment to Note Purchase Agreement dated as of July 15, 2002 (the "Second Amendment") and the Third Amendment to Note Purchase Agreement, dated as of January 27, 2006 ((the "Third Amendment"); the Note Purchase Agreement, as so amended and as further amended from time to time, being referred to as the "Note Purchase Agreement"). The Company has heretofore issued the $25,000,000 6.55% Senior Notes due April 15, 2013 (the "Notes") pursuant to the Note Purchase Agreement.

     WHEREAS, the Third Amendment requires that the Company cause each Guarantor Subsidiary to execute and deliver this Guaranty for the benefit of the Noteholders.

     NOW THEREFORE, for and in consideration of the premises and mutual covenants herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each Guarantor, intending to be legally bound, does hereby covenant and agree as follows:

     1. DEFINITIONS; RECITALS. Capitalized terms that are used in this Guaranty and not defined in this Guaranty shall have the meaning ascribed to them in the Note Purchase Agreement. The recitals in this Guaranty are incorporated into this Guaranty.

     2. THE GUARANTY.

     2A. Guaranty of Payment. Each Guarantor, jointly and severally, absolutely, unconditionally and irrevocably guarantees the full and prompt payment in United States currency when due (whether at maturity, a stated prepayment date or earlier by reason of acceleration or otherwise) and at all times thereafter, of all of the indebtedness, existing on the date hereof or arising from time to time hereafter, whether direct or indirect, joint or several, actual, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, of the Company to any Noteholder under or in respect of the Note Purchase Agreement and the Notes, including, without limitation, the principal of and interest (including, without limitation, interest accruing before, during or after any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding, and, if interest ceases to accrue by operation of law by reason of any such proceeding, interest which otherwise would have accrued in the absence of such proceeding, whether or not allowed as a claim in such proceeding) on the Notes or any Make-Whole Amount (collectively, the "Guarantied Obligations"). This is a continuing guaranty of payment and not of collection. Notwithstanding the foregoing, the aggregate amount of any Guarantor's liability under this Guaranty shall not exceed the maximum amount that such Guarantor can guaranty without violating, or causing this Guaranty or such Guarantor's obligations under this Guaranty to be void, voidable or otherwise unenforceable under, any fraudulent conveyance or fraudulent transfer law, including Section 548(a)(2) of the Bankruptcy Code (as hereinafter defined).

     Upon an Event of Default, any Noteholder may, at its sole election and without notice, proceed directly and at once against any Guarantor to seek and enforce payment of, and to collect and recover, the Guarantied Obligations, or any portion thereof, without first proceeding against the Company, any other Guarantor or any other Person or against any security for the Guarantied Obligations or for the liability of any such other Person or the Guarantor hereunder. Each Noteholder shall have the exclusive right to determine the application of payments and credits, if any, to such Noteholder from each Guarantor, the Company or from any other Person on account of the Guarantied Obligations or otherwise. This Guaranty and all covenants and agreements of each Guarantor contained herein shall continue in full force and effect and shall not be discharged until such a time as all of the Guarantied Obligations shall be indefeasibly paid in full in cash.

     2B. Obligations Unconditional. The obligations of each Guarantor under this Guaranty shall be continuing, absolute and unconditional, irrespective of (i) the invalidity or unenforceability of the Note Purchase Agreement, the Notes or any other agreements, documents, certificates and instruments now or hereafter executed or delivered by the Company or any other Guarantor or any other Person in connection with the Note Purchase Agreement or any provision thereof; (ii) the absence of any attempt by any Noteholder to collect the Guarantied Obligations or any portion thereof from the Company, any other Guarantor or any other Person or other action to enforce the same; (iii) any failure by any Noteholder to acquire, perfect or maintain any security interest or lien in, or take any steps to preserve its rights to, any security for the Guarantied Obligations or any portion thereof or for the liability of any Guarantor hereunder or the liability of the Company, any other Guarantor or any other Person or any or all of the Guarantied Obligations; (iv) any defense arising by reason of any disability (other than a defense of payment, unless the payment on which such defense is based was or is subsequently invalidated, declared to be fraudulent or preferential, otherwise avoided and/or required to be repaid to the Company or a Guarantor, as the case may be, or the estate of any such party, a trustee, receiver or any other Person under any bankruptcy law, state or federal law, common law or equitable cause, in which case there shall be no defense of payment with respect to such payment) of the Company or any other Person liable on the Guarantied Obligations or any portion thereof; (v) any Noteholder's election, in any proceeding instituted under Chapter 11 of Title 11 of the Federal Bankruptcy Code (11 U.S.C. ss.101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code; (vi) any borrowing or grant of a security interest to any Noteholder by the Company as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code; (vii) the disallowance or avoidance of all or any portion of any Noteholder's claim(s) for repayment of the Guarantied Obligations under the

Bankruptcy Code or any similar state law or the avoidance, invalidity or unenforceability of any Lien securing the Guarantied Obligations or the liability of any Guarantor hereunder or of the Company or any other guarantor of all or any part of the Guarantied Obligations; (viii) any amendment to, waiver or modification of, or consent, extension, indulgence or other action or inaction under or in respect of the Note Purchase Agreement, the Notes or any other agreements, documents, certificates and instruments now or hereafter executed or delivered by the Company or any Guarantor or any other guarantor in connection with the Note Purchase Agreement (including, without limitation, any increase in the interest rate on the Notes); (ix) any change in any provision of any applicable law or regulation; to the extent the same may be waived under any such applicable law or regulation; (x) any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, binding on or affecting any Guarantor, the Company or any other guarantor or any of their assets; (xi) the certificate of incorporation or articles of organization (as the case may be), or the by-laws or limited liability company agreement (as the case may be) of any Guarantor or the Company or any other guarantor; (xii) any mortgage, indenture, lease, contract, or other agreement (including without limitation any agreement with stockholders), instrument or undertaking to which any Guarantor or the Company is a party or which purports to be binding on or affect any such Person or any of its assets; (xiii) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company, any Guarantor or any other guarantor of all or any portion of any Guarantied Obligations or any such Person's property and any failure by any Noteholder to file or enforce a claim against the Company, any Guarantor or any such other Person in any such proceeding; (xiv) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with any Guarantor; or (xv) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor (other than a defense of payment, unless the payment on which such defense is based was or is subsequently invalidated, declared to be fraudulent or preferential, otherwise avoided and/or required to be repaid to the Company or a Guarantor, as the case may be, or the estate of any such party, a trustee, receiver or any other Person under any bankruptcy law, state or federal law, common law or equitable cause, in which case there shall be no defense of payment with respect to such payment).

     2C. Obligations Unimpaired. Each Guarantor agrees that each Noteholder is authorized, without demand or notice, which demand and notice are hereby waived, and without discharging or otherwise affecting the obligations of any Guarantor hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time to (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guarantied Obligations or any portion thereof, or otherwise modify, amend or change the terms of the Note Purchase Agreement, the Notes or any other agreements, documents, certificates and instruments now or hereafter executed or delivered by the Company or any Guarantor in connection with the Note Purchase Agreement; (ii) accept partial payments on the Guarantied Obligations; (iii) take and hold security for the Guarantied Obligations or any portion thereof or any other liabilities of the Company, the obligations of any Guarantor under this Guaranty and the obligations under any other guaranties and sureties of all or any of the Guarantied Obligations, and exchange, enforce, waive, release, sell, transfer, assign, abandon, fail to perfect, subordinate or otherwise deal with any such security; (iv) apply such security and direct the order or manner of sale thereof as any Noteholder may determine in its sole discretion; (v) settle, release, compromise, collect or otherwise liquidate the Guarantied Obligations or any portion thereof and any security therefor or guaranty thereof in any manner;
(vi) extend additional loans, credit and financial accommodations to the Company and otherwise create additional Guarantied Obligations; (vii) waive strict compliance with the terms of the Note Purchase Agreement, the Notes or any other agreements, documents, certificates and instruments now or hereafter executed or delivered by the Company or any Guarantor in connection with the Note Purchase Agreement and otherwise forbear from asserting any Noteholder's rights and remedies thereunder; (viii) take and hold additional guaranties or sureties and enforce or forbear from enforcing any guaranty or surety of any other guarantor or surety of the Guarantied Obligations, any portion thereof or release or otherwise take any action (or omit to take any action) with respect to any such guarantor or surety; (ix) assign this Guaranty in part or in whole in connection with any assignment of the Guarantied Obligations or any portion thereof; (x) exercise or refrain from exercising any of its rights against the Company or any Guarantor; and (xi) apply any sums, by whomsoever paid or however realized, to the payment of the Guarantied Obligations as any Noteholder in its sole discretion may determine.

     2D.  Waivers of Guarantors.  Each  Guarantor  waives for the benefit of the
Noteholders:

     (i) any right to require any Noteholder, as a condition of payment or performance by such Guarantor or otherwise to (a) proceed against the Company, any other Guarantor, any other guarantor of the Guarantied Obligations or any other Person, (b) proceed against or exhaust any security given to or held by any Noteholder in connection with the Guarantied Obligations or any other guaranty, or (c) pursue any other remedy available to any Noteholder whatsoever;

     (ii) any defense arising by reason of (a) the incapacity, lack of authority or any disability of the Company, including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto (other than a defense of payment, unless the payment on which such defense is based was or is subsequently invalidated, declared to be fraudulent or preferential, otherwise avoided and/or required to be repaid to the Company or a Guarantor, as the case may be, or the estate of any such party, a trustee, receiver or any other Person under any bankruptcy law, state or federal law, common law or equitable cause, in which case there shall be no defense of payment with respect to such payment), (b) the cessation of the liability of the Company from any cause other than indefeasible payment in full of the Guarantied Obligations in cash or (c) any act or omission of any Noteholder or any other Person which directly or indirectly, by operation of law or otherwise, results in or aids the discharge or release of the Company or any security given to or held by any Noteholder in connection with the Guarantied Obligations or any other guaranty;

     (iii) any defense based upon any Noteholder's errors or omissions in the administration of the Guarantied Obligations;

     (iv) (a) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of such Guarantor's obligations thereunder except to the extent any such principle, provision or discharge may not be waived under applicable law, (b) the benefit of any statute of limitations affecting the Guarantied Obligations or such Guarantor's liability hereunder or the enforcement hereof, (c) any rights to set-offs, recoupments and counterclaims, and (d) promptness, diligence and any requirement that any Noteholder protect, maintain, secure, perfect or insure any Lien or any property subject thereto;

     (v) notices (a) of nonperformance or dishonor, (b) of acceptance of this Guaranty by any Noteholder or by any Guarantor, (c) of default in respect of the Guarantied Obligations or any other guaranty, (d) of the existence, creation or incurrence of new or additional indebtedness, arising either from additional loans extended to the Company or otherwise, (e) that the principal amount, or any portion thereof, and/or any interest on any document or instrument evidencing all or any part of the Guarantied Obligations is due, (f) of any and all proceedings to collect from the Company, any Guarantor or any other guarantor of all or any part of the Guarantied Obligations, or from anyone else,
(g) of exchange, sale, surrender or other handling of any security or collateral given to any Noteholder to secure payment of the Guarantied Obligations or any guaranty therefor, (h) of renewal, extension or modification of any of the Guarantied Obligations, (i) of assignment, sale or other transfer of any Note to a permitted transferee thereof, or (j) of any of the matters referred to in paragraph 2B and any right to consent to any thereof;

     (vi) presentment, demand for payment or performance and protest and notice of protest with respect to the Guarantied Obligations or any guaranty with respect thereto; and

     (vii) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

     Each Guarantor agrees that no Noteholder shall be under any obligation to marshall any assets in favor of such Guarantor or against or in payment of any or all of the Guarantied Obligations.

     No Guarantor will exercise any rights which it may have acquired by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, or accept any payment on account of such subrogation rights, or any rights of reimbursement or indemnity or contribution or any rights or recourse to any security for the Guarantied Obligations or this Guaranty unless at the time of such Guarantor's exercise of any such right there shall have been performed and indefeasibly paid in full in cash all of the Guarantied Obligations.

     2E. Revival. Each Guarantor agrees that, if any payment made by the Company or any other Person is applied to the Guarantied Obligations and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of any security are required to be returned by any Noteholder to the Company, its estate, trustee, receiver or any other Person, including, without limitation, any Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, such Guarantor's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto this Guaranty shall have been canceled or surrendered (and if any lien, security interest or other collateral securing such Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such lien, security interest or other collateral) shall be reinstated and returned in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of such Guarantor in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

     2F. Obligation to Keep Informed. Each Guarantor shall be responsible for keeping itself informed of the financial condition of the Company and any other Persons primarily or secondarily liable on the Guarantied Obligations or any portion thereof, and of all other circumstances bearing upon the risk of nonpayment of the Guarantied Obligations or any portion thereof, and each Guarantor agrees that no Noteholder shall have any duty to advise such Guarantor of information known to such Noteholder regarding such condition or any such circumstance. If any Noteholder, in its discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Noteholder shall not be under any obligation (i) to undertake any investigation, whether or not a part of its regular business routine, (ii) to disclose any information which such Noteholder wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to any Guarantor.

     2G. Bankruptcy. If any Event of Default specified in clauses (ii) or (iv) of Section 11(g) or Section 11(h) of the Note Purchase Agreement shall occur and be continuing, then each Guarantor agrees to immediately pay to the Noteholders the full outstanding amount of the Guarantied Obligations without notice.

No waiver by any Guarantor in this Guaranty shall, in and of itself, be deemed a waiver by the Company of any right of, or benefit afforded to, the Company under the Note Purchase Agreement.

     3. REPRESENTATIONS AND WARRANTIES.

     Each Guarantor represents, covenants and warrants as follows:

     3A. Organization. Such Guarantor is a corporation or limited liability company (as the case may be) duly organized and existing in good standing under the laws of the state of its organization and is qualified to do business and in good standing in every jurisdiction where the ownership of its property or the nature of the business conducted by it makes such qualification necessary and in which the failure to be so qualified or licensed could be reasonably likely to have a Material Adverse Effect.

     3B. Power and Authority. Such Guarantor has all requisite power to conduct its business as currently conducted and as currently proposed to be conducted. Such Guarantor has all requisite power to execute, deliver and perform its obligations under this Guaranty. The execution, delivery and performance of this Guaranty have been duly authorized by all requisite action and this Guaranty has been duly executed and delivered by authorized officers of such Guarantor and is the valid obligation of such Guarantor, legally binding upon and enforceable against such Guarantor in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and
(ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     3C. Conflicting Agreements and Other Matters. The execution and delivery of this Guaranty and the fulfillment of or the compliance with the terms and provisions hereof will not conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of such Guarantor or any of its Subsidiaries pursuant to, the certificate of incorporation or articles of organization (as the case may be), the by-laws or limited liability company agreement (as the case may be) of such Guarantor or any of its Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders or holders of membership interests (as the case may be) of such Guarantor or Persons with direct or indirect ownership interests in stockholders or holders of membership interests (as the case may be) of such Guarantor), instrument, order, judgment, decree, statute, law, rule or regulation to which such Guarantor or any of its Subsidiaries is subject. Neither such Guarantor nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing any Indebtedness of such Guarantor or such Subsidiary any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, obligations of such Guarantor of the type to be evidenced by this Guaranty.

     3D. ERISA. The execution and delivery of this Guaranty will be exempt from, or will not involve any transaction which is subject to, the prohibitions of section 406 of ERISA and will not involve any transaction in connection with which a penalty could be imposed under section 502(i) of ERISA or a tax could be imposed pursuant to section 4975 of the Code.

     3E. Governmental Consent. Neither the nature of such Guarantor or of any Subsidiary of such Guarantor nor any of their respective businesses or properties, nor any relationship between such Guarantor or any Subsidiary of such Guarantor and any other Person, nor any circumstance in connection with the execution, delivery and performance of this Guaranty, is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any court or administrative or governmental body (including, without limitation, notifications required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, but excluding routine filings after the date of this Guaranty with the Securities and Exchange Commission and/or state Blue Sky authorities).

     3F. Regulatory Status. Neither such Guarantor nor any Subsidiary of the Guarantor is (i) an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, (ii) a "holding company" or a "subsidiary company" or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or
(iii) a "public utility" within the meaning of the Federal Power Act, as amended.

     4. MISCELLANEOUS.

     4A. Successors, Assigns and Participants. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of each Noteholder and its successors, transferees and assigns; all references herein to a Guarantor shall be deemed to include its successors and assigns, and all references herein to any Noteholder shall be deemed to include its successors and assigns. This Guaranty shall be enforceable by each Noteholder and any of such Noteholder's successors, assigns and participants, and any such successors and assigns shall have the same rights and benefits with respect to each Guarantor under this Guaranty as such Noteholder hereunder.

     4B. Consent to Amendments. This Guaranty may be amended, and a Guarantor may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if such Guarantor shall obtain the written consent to such amendment, action or omission to act, of the Required Holder(s) of the Notes, except that, without the written consent of all of the holders of the Notes, (i) no amendment to or waiver of the provisions of this Guaranty shall change or affect the provisions of this paragraph 4B insofar as such provisions relate to proportions of the principal amount of the Notes, or the rights of any individual holder of the Notes, required with respect to any consent, (ii) no Guarantor shall be released from this Guaranty, and (iii) no amendment, consent or waiver with respect to paragraph 2A or the definition of "Guarantied Obligations" (except to add additional obligations of the Company) shall be effective. Each Noteholder at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 4B, whether or not the Note held by such Noteholder shall have been marked to indicate such consent, but any Notes issued thereafter may bear a notation referring to any such consent. No course of dealing between any Guarantor and any Noteholder nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any Noteholder. As used herein, the term "this Guaranty" and references thereto shall mean this Guaranty as it may from time to time be amended or supplemented. Notwithstanding the foregoing, this Guaranty may be amended by the addition of additional Guarantors, as required pursuant to the Note Purchase Agreement.

     4C. Survival of Representations and Warranties; Entire Agreement. All representations and warranties contained herein or made in writing by or on behalf of each Guarantor in connection herewith shall survive the execution and delivery of this Guaranty, the transfer by any Noteholder of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any permitted transferee thereof, regardless of any investigation made at any time by or on behalf of any Noteholder or any permitted transferee thereof. Subject to the preceding sentence, this Guaranty embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

     4D. Notices. All written communications provided for hereunder shall be sent by first class mail or telegraphic notice or nationwide overnight delivery service (with charges prepaid) or by hand delivery or telecopy and addressed:

     (i) in the case of each Guarantor, to:

         c/o Oil-Dri Corporation of America
         410 North Michigan Avenue
         Chicago, Illinois, 60611
         Attention: Chief Financial Officer
         Phone: (312) 706-3209
         Fax: (312) 706-1223

     (ii) in the case of any Noteholder, to the address specified for notices to such Noteholder under the Note Purchase Agreement;

or, in either case, at such other address as shall be designated by such Person in a written notice to the other parties hereto.

     4E.  Descriptive   Headings.   The  descriptive  headings  of  the  several
paragraphs of this Guaranty are inserted for convenience only and do not constitute a part of this Guaranty.

     4F. Satisfaction Requirement. If any agreement, certificate or other writing, or any action taken or to be taken, is by the terms of this Guaranty required to be satisfactory to any Noteholder or the Required Holder(s) of the Notes, the determination of such satisfaction shall be made by such Noteholder or such Required Holder(s), as the case may be, in the sole and exclusive judgment (exercised in good faith) of the Person or Persons making such determination.

     4G. Governing Law. THIS GUARANTY SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS GUARANTY TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

     4H. Counterparts. This Guaranty may be executed simultaneously in two or more counterparts, each of which shall be an original and constitute one and the same agreement. It shall not be necessary in making proof of this Guaranty to produce or account for more than one such counterpart. Delivery of an executed counterpart of a signature page hereto by facsimile shall be effective as delivery of a manually executed counterpart of this Guaranty.

     4I. SUBMISSION TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY OR THE OTHER TRANSACTION DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF ILLINOIS IN COOK COUNTY, ILLINOIS, OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF ILLINOIS AND, BY EXECUTION AND DELIVERY OF THIS GUARANTY, EACH GUARANTOR HEREBY IRREVOCABLY ACCEPTS, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. EACH GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT ITS ADDRESS PROVIDED IN PARAGRAPH 4D(i), SUCH SERVICE TO BECOME EFFECTIVE UPON RECEIPT. EACH GUARANTOR AGREES THAT A FINAL AND NON-APPEALABLE JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ANY HOLDER TO SERVE PROCESS IN ANY OTHER MANNER

PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY GUARANTOR IN ANY OTHER JURISDICTION. EACH GUARANTOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS GUARANTY BROUGHT IN ANY OF THE AFORESAID COURTS AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     4J. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is prohibited by any one of such covenants, the fact that it would be permitted by an exception to, or otherwise be in compliance within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or such condition exists.

     4K. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                            [signature page follows]

     IN WITNESS WHEREOF, each Guarantor has caused this Guaranty Agreement to be duly executed as of the date first above written.

                                  [NAME OF GUARANTOR SUBSIDIARY]


                                  By:
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